Exhibit 99.1

KeyBanc Basic Materials & Packaging Conference Owens-Illinois, Inc. September 11, 2013

Safe Harbor Comments Regulation G The information presented above regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Further, the information presented above regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real and Australian dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to the economic conditions in Europe and Australia, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (9) unanticipated expenditures with respect to environmental, safety and health laws, (10) the Company’s ability to further develop its sales, marketing and product development capabilities, and (11) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. 2

#1 position in Europe #1 position in Australia and New Zealand #1 in North America #1 positions in Brazil, Colombia, Ecuador, Peru Leading position within SE Asia Foothold in China and Argentina $13 billion manufacturing footprint* globally 79 plants and 148 furnaces in 21 countries $7 billion net sales in 2012 Emerging Markets with Growth Opportunities Mature Markets * Replacement basis 3 Global Leader in Glass Packaging

Global leader in glass packaging Sustainable secular trends in glass packaging Enhanced focus on value drivers, particularly reducing structural costs Rising and more consistent bottom line results Disciplined, balanced capital allocation 2012 2013 Guidance 2015 Target Free Cash Flow $290M > $300M > $400M Adjusted EPS $2.64 $2.65 - $2.85 > $3.50 4 O-I Investment Thesis

Reduce structural costs Grow selectively Deliver brand-building product innovation Invest strategically in R&D to lower production costs Value Drivers Focus on value-added initiatives Manage progress against milestones Directly align incentive compensation to financial deliverables Execution 5 Executing on our Value Drivers

North America Drive further gains in asset efficiency Implement financially viable automation South America Optimize regional cost structure for growth Europe Drive multi-year asset optimization Leverage best practices Asia Pacific Implement cost reduction and productivity programs 6 Annual Savings by 2015: Europe Asset Optimization savings: $80M COGS and SG&A savings: $75M Driving Structural Cost Reductions

Generating Long-term Value 7 Strategic Investments in R&D Maintain balanced portfolio Short term vs long term Enhance manufacturing edge Energy efficiency Light weighting Roll out best practices Accelerate commercialization Grow Selectively Well positioned to harness growth in emerging regions 20% of sales in fast growing economies Niche growth in mature markets Brand Building Product Innovation Work more strategically with customers Enhance brands through glass Introduce Helix screw cork Build on Glass Is Life™ momentum

Price to offset cost inflation Asset optimization and productivity improvements Reducing structural costs Profitable growth in South America Deleveraging Building on Fundamentals to Improve Financial Performance >$400M 8 >$300M Rising Free Cash Flow Generation

 Leverage Ratio (Net debt to EBITDA)(1) Maintain split for use of free cash flow 90% – Pay down debt 10% – Repurchase shares No planned material M&A Small strategic bolt-ons possible 2013: primarily focused on deleveraging Anticipate reaching low end of leverage ratio Increase share repurchases Strategically reduce debt and legacy liabilities 2014 and beyond: more balanced approach 1 Total debt less cash divided by bank credit agreement EBITDA. See appendix for EBITDA reconciliations. Current bank covenants allow for a maximum ratio of 4.0x. Capital Allocation Priorities 9

3Q13 Business Outlook

	3Q13 vs. 3Q12	Comments
Operational		
Europe	↑	▪ Positive growth driven by share recapture in wine ▪ Asset optimization yields continuing benefits ▪ Tailwind from higher production compared to prior year
North America	↑	▪ Volumes flat* ▪ Improving structural costs
South America	↓ *	▪ Mid single digit volume decline, driven by beverage softness* ▪ Increasing Fx headwinds*
Asia Pacific	↔	▪ Volume up low single digits ▪ Restructuring benefits begin to lap ▪ Fx headwinds
Non-Operational		
Corporate and Other Costs	↓	▪ Corporate costs: ~$30M, higher pension partially offset by spending controls* ▪ Lower net interest expense
Net Income		
Adjusted Earnings	↑	▪ ~10% YoY improvement

* Updated since 2Q13 earnings call on July 25, 2013

10

Q&A 11

Appendix 12

13 2010 2011 2012 2015 Target Sales (€ Millions) 2,086 2,177 2,105 ~1% Annual Segment Margin 12.4% 11.3% 11.3% ~14% Trends & Outlook Strong marketplace for glass packaging Weak macroeconomic conditions Price to offset inflation Management of production volatility Partial recapture of wine share Asset Optimization Rebalance asset footprint with market trends Incremental investment $200-$250M thru 2015 Program to yield $80M annual savings by 2015 Asset Optimization through 2013 Europe Overview

North America Overview 14 2010 2011 2012 2015 Target Sales ($ Millions) 1,879 1,929 1,966 ~1% Annual Segment Margin 13.5% 11.5% 14.6% ~15% Trends & Outlook Stable macroeconomic conditions Mega beer contraction Strong growth in craft beer Gains in food, wine and spirits Good progress on structural cost reduction programs Increased automation Improved supply chain efficiencies Labor cost savings

15 Trends & Outlook Macroeconomic pressures Currency headwinds Regional softness in beer Gains in wine, food and spirits Ongoing cost optimization Improved asset utilization Low cost incremental capacity 2010 2011 2012 2015 Target Sales ($ Millions) 975 1,226 1,252 ~3% Annual Segment Margin 23.0% 20.4% 18.1% 20-22% South America Overview

16 2010 2011 2012 2015 Target Sales ($ Millions) 996 1,059 1,028 < 1% Annual Segment Margin 14.5% 7.8% 11.0% 13-14% Trends & Outlook Australia and New Zealand Demand stabilizing Improved cost competitiveness Currency headwinds SE Asia Improving socioeconomic trends Growing middle class China Integration of existing assets Asia Pacific Overview

Reconciliation of GAAP to Non-GAAP Items 17

Reconciliation of Segment Margin 18

Reconciliation to Free Cash Flow 19 $ 320 $ 322 $ 100 $ 220 $ 290 Free cash flow (340) (407) (500) (285) (290) Additions to property, plant and equipment - continuing $ 660 $ 729 $ 600 $ 505 $ 580 Cash provided by continuing operating activities 2008 2009 2010 2011 2012 Years ended December 31 $ Millions

20 Reconciliation of Credit Agreement EBITDA $ Millions 6/30/2013 3/31/2013 12/31/2012 9/30/2012 6/30/2012 Earnings (loss) from continuing operations 180 $ 178 $ 220 $ (406) $ (382) $ Interest expense 250 255 248 255 264 Provision for income taxes 93 97 108 113 110 Depreciation 367 371 378 384 388 Amortization of intangibles 37 35 34 29 24 EBITDA 927 936 988 375 404 Adjustments in accordance with the Company's bank credit agreement: Asia Pacific goodwill adjustment - - - 641 641 Charges for asbestos-related costs 155 155 155 150 170 Restructuring and asset impairment 178 178 168 104 100 Gain on China land compensation (61) (61) (61) - - Credit Agreement EBITDA 1,199 $ 1,208 $ 1,250 $ 1,270 $ 1,315 $ Total debt 3,773 3,897 3,773 3,893 4,019 Less cash 249 359 431 336 336 Net debt 3,524 3,538 3,342 3,557 3,683 Net debt divided by Credit Agreement EBITDA 2.9 2.9 2.7 2.8 2.8 Last 12 months ended